                                                                  Exhibit (h)(5)

                                   ADDENDUM TO
                      TRANSFER AGENCY AND SERVICE AGREEMENT

     ADDENDUM, entered into this 3rd day of January, 2005 by and among and CDC NVEST COMPANIES TRUST I ("Companies Trust") and CDC NVEST FUNDS TRUST I, CDC NVEST FUNDS TRUST II, CDC NVEST FUNDS TRUST III, CDC NVEST FUNDS CASH MANAGEMENT TRUST (collectively, "CDC Nvest Trusts") and LOOMIS SAYLES FUNDS I and LOOMIS SAYLES FUNDS II (collectively, "Loomis Trusts," and together with Companies Trust and CDC Nvest Trusts, the "Funds") and IXIS ASSET MANAGEMENT SERVICES COMPANY (the "Transfer Agent").

     WHEREAS, Companies Trust and Transfer Agent are parties to a Transfer Agency and Service Agreement dated as of September 1, 2000, as amended by the First Addendum dated September 12, 2003 and the Second Addendum dated January 1, 2004 ("Companies Trust Agreement"), pursuant to which the Transfer Agent acts as transfer agent, disbursing agent, and agent in connection with certain other activities on behalf of Companies Trust;

     WHEREAS, CDC Nvest Trusts and Transfer Agent are parties to a Transfer Agency and Service Agreement dated as of November 1, 1999, as amended by the First Addendum dated September 12, 2003, the Second Addendum dated January 1, 2004, and the Third Addendum dated July 14, 2004 ("CDC Nvest Trust Agreement"), pursuant to which the Transfer Agent acts as transfer agent, disbursing agent, and agent in connection with certain other activities on behalf of the CDC Nvest Trusts;

     WHEREAS, Each of the Loomis Trusts and Transfer Agent are parties to a separate Transfer Agency and Service Agreement, each dated as of February 1, 2003, as amended by the First Addendum dated September 12, 2003 and the Second Addendum dated January 1, 2004 (collectively, "Loomis Trust Agreements", and together with Companies Trust Agreement and CDC Nvest Trust Agreement, the "Agreements"), pursuant to which the Transfer Agent acts as transfer agent, disbursing agent, and agent in connection with certain other activities on behalf of the Loomis Trusts;

     WHEREAS, the Funds are authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets (each such series, together with all other series subsequently established by the Funds and made subject to the Agreements in accordance with
Section 17 of the Agreements and in accordance with terms thereof, being hereinafter referred to as a "Portfolio," and collectively as the "Portfolios");

     WHEREAS, the Funds and the Transfer Agent desire to amend Schedule A of each Agreement to reflect changes in Portfolios;

     WHEREAS, the Funds, on behalf of the Portfolios, and the Transfer Agent desire to amend Schedule 3.1 of the Agreements to reflect changes in fees.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreements, pursuant to the terms thereof, as follows:

     1. Terms. Capitalized terms used, but not defined, herein shall have the meanings given to them in the Agreements.

     2. Funds. Schedule A of the Companies Trust Agreement is deleted in its entirety and replaced with Schedule A - Companies Trust attached hereto. Schedule A of the CDC Nvest Trust Agreement is deleted in its entirety and replaced with Schedule A - CDC Nvest Trusts attached hereto. Schedule A of each Loomis Trust Agreement is deleted in its entirety and replaced with Schedule A - Loomis Trusts attached hereto.

     3. Change in Fees. Schedule 3.1 of the Agreements is deleted in its entirety and replaced with the Schedule 3.1 attached hereto.

     4. Miscellaneous. This Addendum may be executed in any number of counterparts, each of which shall be considered an original, but all of which shall together constitute one and the same instrument. All section headings in this Addendum are solely for convenience of reference, and do not affect the meaning or interpretation of this Addendum. This Addendum shall have the effect of amending the Agreements but solely as to the matters set forth herein. All provisions of the Agreements not deleted, amended or otherwise modified herein shall remain in full force and effect. In the event of any inconsistency between this Addendum and the Agreements, this Addendum shall control.

                [Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties has caused this Addendum to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

IXIS ASSET MANAGEMENT SERVICES COMPANY


By: /s/ Frank LoPiccolo
    ------------------------------------
Name: Frank LoPiccolo
Title: President


CDC NVEST FUNDS TRUST I
CDC NVEST FUNDS TRUST II
CDC NVEST FUNDS TRUST III
CDC NVEST COMPANIES TRUST I
CDC NVEST CASH MANAGEMENT TRUST
LOOMIS SAYLES FUNDS II


By: /s/ John T. Hailer
    ------------------------------------
Name: John T. Hailer
Title: President


LOOMIS SAYLES FUNDS I


By: /s/ John T. Hailer
    ------------------------------------
Name: John T. Hailer
Title: Executive Vice President

                          Schedule A - CDC Nvest Trusts

--------------------------------------------------------------------------------
CDC Nvest Funds Trust I
--------------------------------------------------------------------------------
CDC Nvest Star Advisers Fund
--------------------------------------------------------------------------------
CDC Nvest Star Value Fund
--------------------------------------------------------------------------------
CGM Advisor Targeted Equity Fund
--------------------------------------------------------------------------------
Hansberger International Fund
--------------------------------------------------------------------------------
Loomis Sayles Core Plus Bond Fund
--------------------------------------------------------------------------------
Loomis Sayles Government Securities Fund
--------------------------------------------------------------------------------
Vaughan Nelson Small Cap Value Fund
--------------------------------------------------------------------------------
Westpeak Capital Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CDC Nvest Funds Trust II
--------------------------------------------------------------------------------
Harris Associates Large Cap Value Fund
--------------------------------------------------------------------------------
Loomis Sayles Massachusetts Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CDC Nvest Funds Trust III
--------------------------------------------------------------------------------
CDC IXIS Moderate Diversified Portfolio
--------------------------------------------------------------------------------
Harris Associates Focused Value Fund
--------------------------------------------------------------------------------
IXIS Equity Diversified Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CDC Nvest Cash Management Trust
--------------------------------------------------------------------------------
CDC Nvest Cash Management Trust - Money Market Series
--------------------------------------------------------------------------------

     All Portfolios within the CDC Nvest Trusts are Load Funds for purposes of
Schedule 3.1 Fees.

                          Schedule A - Companies Trust

--------------------------------------------------------------------------------
CDC Nvest Companies Trust I
--------------------------------------------------------------------------------
AEW Real Estate Fund
--------------------------------------------------------------------------------

     All Portfolios within Companies Trust are Load Funds for purposes of
Schedule 3.1 Fees.

                           Schedule A - Loomis Trusts

--------------------------------------------------------------------------------
Loomis Sayles Funds I
--------------------------------------------------------------------------------
Loomis Sayles Benchmark Core Fund (3)
--------------------------------------------------------------------------------
Loomis Sayles Bond Fund (2)
--------------------------------------------------------------------------------
Loomis Sayles Core Plus Fixed Income Fund (3)
--------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund (3)
--------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund (2)
--------------------------------------------------------------------------------
Loomis Sayles High Income Opportunities Fund* (3)
--------------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund (3)
--------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund (3)
--------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund (3)
--------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund (3)
--------------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund (2)
--------------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund (3)
--------------------------------------------------------------------------------
Loomis Sayles Inflation Protected Securities Fund (3) (formerly, Loomis Sayles U.S. Government Securities Fund)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loomis Sayles Funds II
--------------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund (2)
--------------------------------------------------------------------------------
Loomis Sayles Growth Fund (1)
--------------------------------------------------------------------------------
Loomis Sayles High Income Fund (1)
--------------------------------------------------------------------------------
CDC IXIS International Equity Fund (1) (to be renamed Hansberger Foreign Growth Fund effective 2/1/05)
--------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund** (1)
--------------------------------------------------------------------------------
Loomis Sayles Limited Term Government and Agency Fund (1)
--------------------------------------------------------------------------------
Loomis Sayles Municipal Income Fund (1)
--------------------------------------------------------------------------------
Loomis Sayles Research Fund (1)
--------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund (2)
--------------------------------------------------------------------------------
Loomis Sayles Strategic Income Fund (1)
--------------------------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund (2)
--------------------------------------------------------------------------------
Loomis Sayles Value Fund (2)
--------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund (2)
--------------------------------------------------------------------------------

     (1)  Load Funds for purposes of Schedule 3.1 Fees.
     (2)  No-Load Funds for purposes of Schedule 3.1 Fees.
     (3)  Institutional Funds for purposes of Schedule 3.1 Fees.

* With respect to this Fund, paragraph 3 of the Transfer Agency and Service Agreement between Loomis Sayles Funds I, on behalf of the Fund, and IXIS Asset Management Services Company ("IXIS Services") is revised to provide that IXIS Services shall be entitled to reasonable compensation for its services and expenses as Transfer Agent, but Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the investment adviser to the Fund, and not Loomis Sayles Funds I, shall be responsible for payment of such compensation and expenses relating to the Fund, as agreed upon by Loomis Sayles in separate Letter Agreements dated March 4, 2004 and January 3, 2005.
** Addendum and Agreement do not include Class J shares of this Fund.